                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 2, 2003 (September 29, 2003)
                                                -------------------------------------

                            UNITED MOBILE HOMES, INC.
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             (Exact name of registrant as specified in its charter)

          Maryland                       0-13130                 22-1890929
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

3499 Route 9 North, Suite 3-C, Freehold, NJ                         07728
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  (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code             (732) 577-9997
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                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         On September 29, 2003, United Mobile Homes, Inc. (the "Company")
changed its state of incorporation from New Jersey to Maryland (the
"Reincorporation"). The Reincorporation was approved by the Company's shareholders at the Company's annual meeting on August 14, 2003.

         The Reincorporation was accomplished by the merger (the "Merger") of the Company with and into its wholly-owned subsidiary, United Mobile Homes,
Inc., a Maryland corporation ("UMH Maryland"), which was the surviving corporation in the Merger.

         As a result of the Merger each outstanding share of the Company's common stock, $.10 par value per share (the "New Jersey Common Stock"), was converted into one share of common stock, $.10 par value, of UMH Maryland (the
"Maryland Common Stock"). In addition, each outstanding option to purchase New
Jersey Common Stock was converted into the right to purchase Maryland Common
Stock upon the same terms and conditions as immediately prior to the Merger. The
Company's 1994 Stock Option Plan and 2003 Stock Option Plan were assumed and will be continued by UMH Maryland.

         The conversion of the New Jersey Common Stock into Maryland Common
Stock occurred without an exchange of certificates. Accordingly, certificates formerly representing shares of New Jersey Common Stock are now deemed to represent the same number of shares of Maryland Common Stock.

         Prior to the Merger, UMH Maryland had no assets or liabilities, other than nominal assets or liabilities. As a result of the Merger, UMH Maryland acquired all of the assets and all of the liabilities and obligations of the
Company. UMH Maryland has the same business, properties, directors, management, status as a real estate investment trust under the Internal Revenue Code of
1986, as amended, and principal executive offices as the Company.

         UMH Maryland's shares are listed for trading on the American Stock
Exchange and trade under the symbol "UMH."

         UMH Maryland's common stock is deemed registered under Section 12(g) of the Securities Exchange Act of 1934 by operation of Rule 12g-3(a).

Item 7.  Financial Statements and Exhibits.

         (c) Exhibit No. The following exhibits are filed herewith:

               2.1  Agreement  and Plan of Merger dated June 23,  2003,  between
                    United Mobile  Homes,  Inc., a New Jersey  corporation,  and
                    United   Mobile   Homes,   Inc.,   a  Maryland   Corporation
                    (incorporated  by reference from Appendix A of United Mobile
                    Homes,  Inc.'s  Definitive Proxy Statement as filed with the
                    Securities and Exchange Commission on July 10, 2003).

               2.2  Articles  of Merger  of United  Mobile  Homes,  Inc.,  a New
                    Jersey  corporation,  into  United  Mobile  Homes,  Inc.,  a
                    Maryland corporation.

               2.3  Certificate  of Merger of United Mobile  Homes,  Inc., a New
                    Jersey  corporation,  into  United  Mobile  Homes,  Inc.,  a
                    Maryland corporation.

               3.1  Articles of  Incorporation  of United Mobile Homes,  Inc., a
                    Maryland   corporation   (incorporated   by  reference  from
                    Appendix B of United Mobile Homes,  Inc.'s  Definitive Proxy
                    Statement  as  filed  with  the   Securities   and  Exchange
                    Commission on July 10, 2003).

               3.2  Bylaws  of  United  Mobile  Homes,  Inc.   (incorporated  by
                    reference  from Appendix C of United  Mobile  Homes,  Inc.'s
                    Definitive  Proxy Statement as filed with the Securities and
                    Exchange Commission on July 10, 2003).

               99   Press Release issued by the Company on October 2, 2003.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 2, 2003
                                       United Mobile Homes, Inc.

                                       By:  /s/ Anna T. Chew
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                                            Anna T. Chew

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